Other Receivables (Details)	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Other Receivables
VAT recoverable	$ 7,791,603	47,504,624	14,068,225
Deposit for loan guarantee	1,230,133	7,500,000	13,500,000
Due from employees			3,292,234
Others	574,971	3,505,541	4,020,409
Total Other receivables	9,596,707	58,510,165	34,880,868
Input VAT paid for purchase of corn but not yet validated by the PRC Taxing Authority	$ 6,685,667	40,761,846	14,068,225